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                                                                    Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, Registration Nos. 333-89529, 333-89533, 333-93717 and 333-93715, of Too, Inc. of our report dated February 21, 2001 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Columbus, Ohio
May 2, 2001









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